Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH PORTIONS ARE MARKED AS INDICATED WITH BRACKETS (“[***]”) BELOW.

Amendment to the Joint Venture Contract of Exoskeleton Intelligent Robotics Co. Limited
爱科索智能机器人有限公司的合资经营合同的修订

WHEREAS, Zhejiang Youchuang Venture Capital Investment Co., Ltd., a company organized under the laws of the PRC (“Youchuang”), Shaoxing City Keqiao District Paradise Silicon Intelligent Robot Industrial Investment Partnership (Limited Partnership) (“Industrial Investment Fund”), a limited liability partnership organized under the laws of the PRC ("Industrial Investment Fund"), Ekso Bionics, Inc., a company organized under the laws of the State of Delaware, USA (“Ekso Bionics”) entered into a joint venture contract for the establishment, operation, and governance of Exoskeleton Intelligent Robotics Co. Limited (the “Company” or the “Joint Venture”) on 30 January 2019 (the “Contract”). (Youchuang, Industrial Investment Fund and Ekso Bionics are collectively referred to as the “Parties” and individually referred to as a “Party” herein).
鉴于, 浙江优创创业投资有限公司(一家根据中国法律成立的公司, 下文简称“优创”)、绍兴市柯桥区天堂硅谷智能机器人产业投资合伙企业(有限合伙)(一家根据中国法律成立的有限合伙企业,下文简称“产业投资基金”), 以及爱科索仿生机械有限公司(一家根据美国特拉华州法律成立的公司,下文简称“爱科索”)于2019年1月30日共同签署了关于成立、运营和管理爱科索智能机器人有限公司(下文简称“公司”或“合资公司”) 的合资合同 (下文简称“《合资合同》”) (优创、产业投资基金和爱科索统称为“各方”༌单独称为“一方”。)

WHEREAS, the Parties have agreed to enter into this agreement on April 30, 2019 to revise certain clauses in the Contract (the “Amendment”).
鉴于,各方一致同意于2019年4月30日签署本修订以修改《合资合同》中的特定条款 (下文简称“修订”)。

1.	The Parties acknowledge and agree that Section 4.2 of the Contract would be revised as follows:
各方认可并同意,《合资合同》的第4.2条修改如下:

4.2     经营范围。生产、销售、研发可穿戴式仿生外骨骼机器人产品及其零部件༌以及相关技术的推广和维护。涉及许可证的凭证经营。(具体经营范围应经主管政府当局批准)
Scope of Business. manufacture, sales, develop and research of wearable and bionic exoskeleton products and related components and subassemblies, technology promotion and services of such relevant technology. Licenses for operation should be obtained if required. (the specific scope shall be subject to the approval of competent Governmental Authorities).

2.	The Parties acknowledge and agree that Section 4.5 (a)(xii) would be revised as follows:
各方认可并同意,《合资合同》的第4.5 (a)(xii)条修改如下:

(xii) 合资公司能够生产制造合格的EksoGT、EksoVest和EksoZeroG Arm产品后༌自向爱科索、其关联方和合同区域内的任何第三方卖家发运第一批现有产品༈即成品༌以及目前的Ekso GT配件([***]) (“发货日期”) 后 30个工作日内༌合资公司或优创或优创指定第三方将向 Ekso Bionics Holdings, Inc. 支付伍佰万美元 (USD 5,000,000) 作为股权投资。股权投资价格为发货日期之前20个交易日的成交量加权平均价༌但此时的股权价格应不超过首次投资的股权价格的[***]%,同时也不低于首次投资的股权价格的[***]% (首次投资是指签署《合资合同》后的首个500万美元的股权投资)。
After the Joint Venture is able to manufacture qualified EksoGT, EksoVest and EksoZeroG Arm products, the Joint Venture or Youchuang or the third party designated by Youchuang will invest USD Five Million (5,000,000) in Ekso Bionics as the equity investment within thirty business days after issuing the first batch of Current Products ([***]) to Ekso Bionics, its Affiliates or any third party buyer located in the Territory (“Shipment Date”). The equity investment price will be the volume weighted average price of 20 trading days before the Shipment Date, but with a collar so that the equity price will be no greater than [***]% higher than the first investment and no lower than [***]% of the first investment price. (First investment is the first 5 $mm investment made after signing the joint venture contract).

3.	The Parties acknowledge and agree that Section 5.2 (d) would be revised as below:
各方认可并同意,《合资合同》的第5.2 (d)条修改如下:

(d)	合同各方应按以下要求出资:

The Parties shall make their capital contribution to the Company as follows:

(i)	优创应自合资公司成立日期起[***], 支付[***]%出资额; 余下的认缴出资应[***]缴付;
Youchuang shall make [***]% of its capital contribution within [***]from the Establishment Date of the Company and the remaining subscribed capital contribution shall be paid in [***].

(ii)	产业投资基金应自合资公司成立日期起[***]内, 支付[***]%出资额; 余下的认缴出资应[***]缴付;
Industrial Investment Fund shall make [***]% of its capital contribution within [***] from the Establishment Date of the Company and the remaining subscribed capital contribution shall be paid in [***].

(iii)	爱科索应自合资公司成立日期起[***]内向合资公司完成出资技术文本转让移交༌[***]内在中国国家知识产权局完成专利权的转让登记;
Ekso Bionics shall complete the transfer of all relevant Technical Documentation of contribution within [***] from the Establishment Date. The completion of the Patent Rights transfer registration with CNIPA within [***].

(iv)	在优创和产业投资基金分别按照第5.2(d)(i)条和第5.2(d)(ii)条的约定实缴其首期现金出资后, 中方股东的剩余认缴出资应当按照以下方式支:
After the initial cash capital contribution described in Sections 5.2 (d) (i) and 5.2(d) (ii) have been paid by Youchuang and the Industrial Investment Fund, the remaining subscribed capital contribution shall be paid in the following manner:

•	当公司现金余额低于[***]优创和产业投资基金应在合资公司缴付通知发出的约定缴付期限及缴付金额按各自比例完成当期实缴出资 (每次共计不少于3120万元, 占优创和产业基金总出资额的5%), 以满足当时的运营计划的要求༌除非总经理提供说明公司有足够的资金来满足当时的运营计划的要求。

When the Company’s cash balance falls below [***], Youchuang and the Industrial Investment Fund shall make their capital contribution in accordance with the term and amount prescribed in the paid-in notice issued by the Company in their respective proportionate amount to meet the requirements of the then current Operating Plan (the aggregate amount for each installment of such capital contribution should be no less than RMB 31,200,000 representing five percent (5%) of Youchuang’s and the Industrial Investment Fund’s total capital contribution), unless the General Manager provides an explanation that the Company has sufficient funds to meet the requirements of the then current Operating Plan.

•	当优创和产业基金的实缴出资额达到人民币1.872亿元后(即占优创和产业基金总出资额的30%), 优创和产业基金可根据合资公司的发展情况༌按其各自的比例不时缴纳余下的认缴出资༌并自合资公司成立之日起十年之内完成出资 ([***])。
When Youchuang and the Industrial Investment Fund’s cumulative aggregate paid-in capital contributions exceed RMB 187,200,000 (representing 30% of Youchuang’s and the Industrial Investment Fund’s total capital contribution) then based on the development of the Company, the remaining subscribed capital contribution shall be made in their respective proportion amount from time to time within the ten (10) year term of the Establishment Date ([***]).

4.	The Parties acknowledge and agree that Section 8.1(b) would be revised as below:
各方认可并同意,《合资合同》的第8.1(b)条修改如下:

(b)	总经理应由爱科索和优创共同任命 (决定权由优创掌握), 并经董事会批准。[***]将担任公司的法人代表。首席财务官应由优创任命, 并经董事会批准。
The General Manager shall be mutually nominated by Ekso Bionics and Youchuang where Youchuang has the right to make a final decision, and approved by the Board. [***] will be the legal representative of the Company. The Chief Financial Officer shall be nominated by Youchuang, and shall be approved by the Board.

5.
This Amendment is a revision and supplement to the Contract, which forms an indispensable part of the Contract. Where there is any inconsistency between this Amendment and the Contract, the terms of this Amendment shall prevail; and where any terms are not provided herein, the terms prescribed in the Contract are still effective among the Parties and should be performed.
本修订是对《合资合同》的修订和补充༌构成《合资合同》不可缺少的一部分。《合资合同》中与本修订如有不一致之处༌以本修订的约定为准༛本修订未作约定的条款༌《合资合同》的约定仍有效并应遵照其执行。

6.	Except as otherwise defined in this Amendment, the terms used in this Amendment shall have the same meaning as specified in the Contract.
除本修订另有定义之外, 本修订所用语词应具有《合资合同》项下所规定的相同含义。

7.	This Amendment should be executed in six (6) original copies and each Party hold two (2) copies, each of which is equally legal binding.
本修订一式陆 (6) 份, 各方各执贰(2) 份, 每份均具有同等的法律效力。

8.	This Amendment shall become effective upon the execution by the duly authorized representative of the Parties.
本修订自各方正式授权代表签署之日生效。

[The remainder of this page is intentionally left blank; signature page follows]
[本页剩余部分留白༌签署页后附]

Signature Page of Amendment to the Joint Venture Contract of Exoskeleton Intelligent Robotics Co. Limited
爱科索智能机器人有限公司合资合同的修订签署页

This Amendment is executed by the duly authorized representative of the Parties, on the date and year fist indicated above.

浙江优创创业投资有限公司(公司印章) Zhejiang Youchuang Venture Capital Investment Co., Ltd. (Company Seal)
签署人 By /s/ 吴建龙 姓名: Name: 职务: Title:

Signature Page of Amendment to the Joint Venture Contract of Exoskeleton Intelligent Robotics Co. Limited
爱科索智能机器人有限公司合资合同的修订签署页

This Amendment is executed by the duly authorized representative of the Parties, on the date and year fist indicated above.

绍兴市柯桥区天堂硅谷智能机器人产业投资合伙企业 (有限合伙) (公章) Shaoxing City Keqiao District Paradise Silicon Intelligent Robot Industrial Investment Partnership (Iimited Partnership) (Company Seal)
签署人 By /s/ 包雪青 姓名: Name: 职务: Title:

Signature Page of Amendment to the Joint Venture Contract of Exoskeleton Intelligent Robotics Co. Limited
爱科索智能机器人有限公司合资合同的修订签署页

This Amendment is executed by the duly authorized representative of the Parties, on the date and year fist indicated above.

爱科索仿生机械有限公司 Ekso Bionics, Inc.
签署人 By /s/ Jack Peurach 姓名: Name: Jack Peurach 职务: Title: CEO
签署和背书人: SIGNED AND ENDORSED BY: Ekso Bionics Holdings, Inc.

签署人
By    /s/ John F. Glenn

姓名:
Name:    John F. Glenn
职务:
Title:    CFO